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                        AMERICAN INDEPENDENCE FUNDS TRUST
                                  (THE "TRUST")


                                  NESTEGG FUNDS



                          SUPPLEMENT DATED JUNE 3, 2002
           TO STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2001

The following information replaces the section "Service Class Shares" on page 28 of the Statement of Additional Information:

PREMIUM CLASS SHARES

     As stated in the Prospectus, the public offering price of Premium Class Shares of each of the Funds is their net asset value per share next computed after the sale plus a sales charge of 1.50%. The public offering price of such Premium Class Shares of each Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase.

     The offering price is rounded to two decimal places each time a computation is made. One hundred per cent of the sales charge is reallowed to dealers. To the extent dealers receive 100% of the sales charge as commissions, they may be deemed to be "underwriters" of the Funds' Premium Class as that term is defined under applicable securities laws.

PREMIUM CLASS SHARES SALES CHARGE WAIVERS. The following classes of investors may purchase Premium Class shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

- Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions.

- Officers, trustees and employees of the Funds; officers, directors, advisory board members, employees and retired employees of INTRUST Bank and its affiliates; and officers, directors and employees of any firm providing the Funds with legal, administrative, distribution, marketing, investment advisory or other services (and spouses, children and parents of each of the foregoing);

- Investors for whom INTRUST Bank or its affiliates, an INTRUST correspondent bank, any sub-adviser or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

- Fund shares purchased with the proceeds of a distribution from an account for which INTRUST Bank or its affiliates acts in a fiduciary, advisory, custodial, agency, or similar capacity (this waiver applies only to the initial purchase of a Fund subject to a sales load);



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-    Investors who purchase Shares of a Fund through a payroll deduction plan, a
     401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits the purchases of Shares;

- Shares purchased in connection with "wrap" type investment programs, non-transaction fee investment programs and programs offered by fee-based financial planners, and other types of financial institutions (including omnibus service providers).

The Distributor may also periodically waive the sales charge for all investors with respect to a Fund.

The following information supplements the section "Distribution Plan" on page 29 of the Statement of Additional Information:

     The Distributor has contractually limited distribution fees for the Premium Shares to 0.55% of the Fund's net assets.